                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 4, 1997


                                   REGENCY BANCORP
                (Exact name of registrant as specified in its charter)


         California                  33-82150                   77-0378956
(State or other jurisdiction (Commission File Number)         (IRS Employer
    of incorporation)                                      Identification No.)



7060 N. Fresno, Fresno, California                                93720
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (209) 438-2600


                                    Not Applicable
            (Former name or former address, if changed since last report).




                                                                     Page 1 of 8


                                                 The Exhibit Index is on Page 4.

Item 5.       OTHER EVENTS.


Item 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS.

              Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not Applicable.

         (c)  EXHIBITS.

              (99.1)   Press Release dated March 4, 1997.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REGENCY BANCORP




Date:    March  6, 1997                     Steven F. Hertel
                                            --------------------------------
                                            Steven F. Hertel
                                            President

                                    EXHIBIT INDEX

                                                      Sequential
                                                      ----------
              Exhibit No.            Description       Page No.
              -----------            -----------       --------

                                 Press Release dated
                 99.1               March 4, 1997          5